As filed with the Securities and Exchange Commission on June 29, 1999
                                                   Registration No. 333-81095
                                                                    333-81095-01
                                                                    333-81095-02
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                               AMENDMENT NO. 1 to
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                -----------------

The Coastal Corporation                                 Delaware                           74-1734212
Coastal Finance II                                      Delaware                           Applied for
Coastal Finance III                                     Delaware                           76-0578326
    (Exact name of each registrant   (State of incorporation or organization   (I.R.S. Employer Identification Numbers)
    as specified in its charter)                 of each registrant)
                                -----------------
                        Coastal Tower                                                 Austin M. O'Toole, Esq.
                     Nine Greenway Plaza                                        Senior Vice President and Secretary
                  Houston, Texas 77046-0995                                                Coastal Tower
                       (713) 877-1400                                                   Nine Greenway Plaza
(Address, including zip code and telephone number, including                         Houston, Texas 77046-0995
 area code, of each registrants principal executive office)                               (713) 877-1400
                                                                (Name, address, including zip code, and telephone number, including area code,
                                                                                       of agent for service)
                                -----------------
                                   COPIES TO:
                            Gerald S. Tanenbaum, Esq.
                             Cahill Gordon & Reindel
                               Eighty Pine Street
                               New York, NY 10005
                                 (212) 701-3000
                                -----------------

     Approximate date of commencement of proposed sale to the public: From time to time after the registration statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. /x/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                -----------------

     The Registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                 PART II INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

         The aggregate estimated expenses, other than underwriting discounts and commissions, in connection with the offering pursuant to this registration statement are currently anticipated to be as follows (all amounts except for the Securities and Exchange Commission filing fee are estimated):

         Registration Fee. .........................        $278,000
         Printing and Engraving Expenses. ..........         100,000
         Legal Fees and Expenses. ..................          50,000
         Accounting Fees and Expenses. .............          50,000
         Miscellaneous. ............................          25,000
                                                              ------
         Total. ....................................       $ 503,000
                                                           =========

Item 15.  Indemnification of Directors and Officers.

     Section 145 of the General Corporate Law of the State of Delaware grants each corporation organized thereunder, such as the Registrant, the power to indemnify directors and officers under certain circumstances. Article FIFTH of our certificate of incorporation and Article IX of our by-laws provide for indemnification of directors and officers to the fullest extent permitted by law.

     An indemnity agreement was approved on May 27, 1981, at the annual meeting of the holders of the common stock and preferred stock of Coastal and is incorporated herein by reference to the definitive proxy statement of Coastal (Exhibit A) dated April 15, 1981. In April of 1988, the board of directors of Coastal approved a revised and updated indemnity agreement which is incorporated herein by reference to the 1995 Annual Report (Exhibit 28).

Item 16.  Exhibits.

Exhibit

Number                                            Description of Document

1.1 Form of underwriting agreement with respect to debt securities (including form of terms agreement) (filed as exhibit 1.1 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).

1.2 Form of underwriting agreement with respect to equity securities (including form of terms agreement) (filed as exhibit 1.2 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).

1.3 Form of underwriting agreement with respect to trust preferred securities (including form of terms agreement) (filed as exhibit 1.3 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).

3.1  Restated   certificate  of   incorporation  of  Coastal  (filed  as  Module
     TCC-ARTL-INCORP on March 28, 1994).

3.2 By-Laws of Coastal, as amended on January 16, 1990 (filed as exhibit 3.4 to Coastal's Annual Report on Form 10-K for the year ended December 31, 1989).

4.1 Form of indenture for the senior debt securities (filed as exhibit 4.1 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.2  Form of senior debt security (included in exhibit No. 4.1).
4.3  Form of indenture for the  subordinated  debt securities  (filed as exhibit
     4.3 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.4  Form of subordinated debt security (included in exhibit 4.3).
4.5 Form of indenture for the subordinated deferrable interest debentures (filed as exhibit 4.5 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.6 Form of second supplemental indenture to indenture to be used in connection with the issuance of the subordinated deferrable interest debentures (filed as exhibit 4.7 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.7 Form of third supplemental indenture to indenture to be used in connection with the issuance of the subordinated deferrable interest debentures (filed as exhibit 4.3 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
4.8  Form of subordinated  deferrable  interest debenture  (included in exhibits
     4.6 and 4.7).
4.9 Certificate of trust of Coastal Finance II (filed as exhibit 4.10 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.10 Certification  of trust of Coastal  Finance  III (filed as exhibit  4.10 of
     Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
4.11 Declaration of trust of Coastal Finance II (filed as exhibit 4.12 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.12 Declaration of trust of Coastal Finance III (filed as exhibit 4.12 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
4.13 Form of amended and restated declaration of trust of Coastal Finance II (filed as exhibit 4.14 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.14 Form of amended and restated declaration of trust of Coastal Finance III (filed as exhibit 4.14 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
4.15 Form of common stock warrant agreement (filed as exhibit 4.15 of Registrant's registration statement on Form S-3 (File No. 333-50075) and incorporated herein by reference.
4.16 Form of common stock warrant (included in exhibit 4.15).
4.17 Form of guarantee agreement with respect to preferred securities of Coastal Finance II (filed as exhibit 4.18 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference.
4.18 Form of guarantee agreement with respect to preferred securities of Coastal Finance III (filed as exhibit 4.18 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
4.19 Form of guarantee agreement with respect to common securities of Coastal Finance II (filed as exhibit 4.20 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
4.20 Form of guarantee agreement with respect to common securities of Coastal Finance III (filed as exhibit 4.20 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
4.21 Form of stock purchase contract agreement.*
4.22 Form of pledge agreement.*
5.1 Opinion of Austin M. O'Toole, Esq., Senior Vice President and Secretary of the Registrant, as to the legality of the securities being registered. **
5.2 Opinion of Richards, Layton & Finger, P.A. regarding the validity under Delaware law of the Coastal Finance II trust preferred securities being registered (filed as exhibit 5.3 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
5.3 Opinion of Richards, Layton & Finger, P.A. regarding the validity under Delaware law of the Coastal Finance III trust preferred securities being registered (filed as exhibit 5.3 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
8 Opinion of Cahill Gordon & Reindel (a partnership including a professional corporation) regarding certain tax matters.*
12 Calculation of ratios of earnings to combined fixed charges and preferred stock dividends of Coastal.*
23.1 Independent Auditors' Consent.
23.2 Consent of Austin M. O'Toole, Esq. (included in exhibit 5.1).**

23.3 Consent of Richards, Layton & Finger, P.A. (included in exhibits 5.2 and 5.3).
23.4 Consent of Cahill Gordon & Reindel (a partnership including a professional corporation) (included in 23.4 exhibit 8).*
24   Powers of Attorney (included on the signature pages hereof).
25.1 Statement of Eligibility of Harris Trust and Savings Bank, as trustee for the debt securities, on Form T-1 (incorporated herein by reference to exhibit 25 to the registration statement on Form S-3 No. 333-44527 of The Coastal Corporation).
25.2 Statement of Eligibility of The Bank of New York, as trustee for the subordinated deferrable interest debentures indenture, on Form T-1 (filed as exhibit 25.2 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
25.3 Statement of Eligibility of The Bank of New York, as trustee for preferred securities of Coastal Finance II on Form T-1 (filed as exhibit 25.5 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
25.4 Statement of Eligibility of The Bank of New York, as trustee for guarantee of preferred securities of Coastal Finance II on Form T-1 (filed as exhibit
     25.6 of Registrant's registration statement on Form S-3 (Registration No. 333-50075) and incorporated herein by reference).
25.5 Statement of Eligibility of the Bank of New York, as trustee for preferred securities of Coastal Finance III, on Form T-1 (filed as exhibit 25.5 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
25.6 Statement of Eligibility of The Bank of New York, as trustee for guarantee of preferred securities of Coastal Finance III, on Form T-1 (filed as exhibit 25.6 of Registrant's registration statement on Form S-3 (Registration No. 333-58981) and incorporated herein by reference).
27.1 Restated financial data schedule for the period ended December 31, 1996. **
27.2 Restated financial data schedule for the period ended March 31, 1997.**
27.3 Restated financial data schedule for the period ended June 30, 1997. **
27.4 Restated financial data schedule for the period ended September 30, 1997.**
27.5 Restated financial data schedule for the period ended December 31, 1997.**
27.6 Restated financial data schedule for the period ended March 31, 1998.**
27.7 Restated financial data schedule for the period ended June 30, 1998.**
27.8 Restated financial data schedule for the period ended September 30, 1998.**

--------------------

* To be filed either by amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934 and incorporated herein by reference.

** Filed herewith.

Item 17.  Undertakings.

THE UNDERSIGNED REGISTRANTS HEREBY UNDERTAKE:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of the pro-spectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497 (h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (6) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 29, 1999.

                                     THE COASTAL CORPORATION
                                           (Registrant)


                                    By:  /s/   David A. Arledge
                                         --------------------------
                                             David A. Arledge
                                    Chairman of the Board, President and Chief
                                                 Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 29, 1999.

                                            Coastal Finance II


                                    By:   /s/   Coby C. Hesse
                                          --------------------------------
                                          Name: Coby C. Hesse
                                          Title: trustee


                                    By:   /s/   Donald H. Gullquist
                                          --------------------------------
                                          Name: Donald H. Gullquist
                                          Title: trustee


                                    By:   /s/   Austin M. O'Toole
                                          --------------------------------
                                          Name: Austin M. O'Toole
                                          Title: trustee

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 29, 1999.

                                       Coastal Finance III


                                    By:   /s/   Coby C. Hesse
                                          --------------------------------
                                          Name: Coby C. Hesse
                                          Title: trustee


                                    By:   /s/   Donald H. Gullquist
                                          --------------------------------
                                          Name: Donald H. Gullquist
                                          Title: trustee


                                    By:   /s/   Austin M. O'Toole
                                          --------------------------------
                                          Name: Austin M. O'Toole
                                          Title: trustee

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons (which persons constitute a majority of Registrant's board of directors) in the capacities and on the dates indicated:

                 Signature                                    Title                              Date

             /s/   DAVID A. ARLEDGE                Chairman of the Board, President,          June 29, 1999
-----------------------------------------------    Chief Executive Officer, Chief
                David A. Arledge                   Financial Officer and Director
                                                  (Principal Executive Officer and
                                                   Principal Financial Officer)

               /s/   COBY C. HESSE                 Executive Vice President                   June 29, 1999
-----------------------------------------------    (Principal Accounting Officer)
                  Coby C. Hesse

                        *                                            Director                 June 29, 1999
-----------------------------------------------
                 John M. Bissell

                        *                                            Director                 June 29, 1999
-----------------------------------------------
            George L. Brundrett, Jr.

                        *                                            Director                 June 29, 1999
-----------------------------------------------
                  Harold Burrow

                        *                                            Director                 June 29, 1999
-----------------------------------------------
                 James F. Cordes

                        *                                            Director                 June 29, 1999
-----------------------------------------------
                  Roy L. Gates

                        *                                            Director                 June 29, 1999
-----------------------------------------------
               Kenneth O. Johnson

                        *                                            Director                 June 29, 1999
-----------------------------------------------
                Jerome S. Kadzin

                        *                                            Director                 June 29, 1999
-----------------------------------------------
                Thomas R. McDade

-----------------------------------------------
                                                                     Director                 June 29, 1999
            J. Carleton MacNeil, Jr.

                        *                                            Director                 June 29, 1999
-----------------------------------------------
                O. S. Wyatt, Jr.



* By:         /s/AUSTIN M. O'TOOLE
-----------------------------------------------
                Austin M. O'Toole
              (as attorney-in-fact)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

                 Signature                                    Title                              Date

               /s/   COBY C. HESSE                 Trustee of Coastal Finance II              June 29, 1999
-----------------------------------------------
                  Coby C. Hesse

            /s/   DONALD H. GULLQUIST              Trustee of Coastal Finance II              June 29, 1999
-----------------------------------------------
               Donald H. Gullquist

             /s/   AUSTIN M. O'TOOLE               Trustee of Coastal Finance II              June 29, 1999
-----------------------------------------------
                Austin M. O'Toole

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


                 Signature                                    Title                              Date

               /s/   COBY C. HESSE                 Trustee of Coastal Finance III             June 29, 1999
-----------------------------------------------
                  Coby C. Hesse

            /s/   DONALD H. GULLQUIST              Trustee of Coastal Finance III             June 29, 1999
-----------------------------------------------
               Donald H. Gullquist

             /s/   AUSTIN M. O'TOOLE               Trustee of Coastal Finance III             June 29, 1999
-----------------------------------------------
                Austin M. O'Toole
